[THE AMERICAN FUNDS GROUP(R)]

SEMI-ANNUAL REPORT FOR THE SIX MONTHS ENDED APRIL 30, 1999


AMERICAN MUTUAL FUND
[photo:  aspen trees]

AMERICAN MUTUAL FUND(R)

Strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

American Mutual Fund is one of the 29 funds in The American Funds Group,(r) the nation's third-largest mutual fund family. For more than six decades, Capital Research and Management Company, the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

PREPARING FOR THE YEAR 2000

The fund's key service providers - Capital Research and Management Company, the investment adviser, and American Funds Service Company, the transfer agent - have updated all significant computer systems to process date-related information properly following the turn of the century. Testing of these and other systems with business partners, vendors and other service providers will continue through much of 1999. We will continue to keep you up to date in our regular publications. If you'd like more detailed information, call Shareholder Services at 800/421-0180, ext. 21, or visit our Web site at www.americanfunds.com.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the fund's total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1999 (the most recent calendar quarter), assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods (sales charges are lower for accounts of $50,000 or more) - 10 years: +265.01%, or +13.82% a year; 5 years: +115.88%, or +16.64% a year; 12 months: -1.28%. The fund's 30-day yield as of May 31, 1999, calculated in accordance with the Securities and Exchange Commission formula, was 2.35%.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY.


FELLOW INVESTORS:

The U.S. stock market continued its long rise during the first six months of American Mutual Fund's 1999 fiscal year. The fund participated in the advance and posted a substantial gain for the period.

During the six months ended April 30, the value of your holdings in the fund rose 12.9% if you reinvested your quarterly dividends of 20 cents a share paid in December and 18.5 cents a share paid in March, as well as the $2.93 capital gain distribution paid in December.

Shareholders who reinvested this large capital gain distribution, as more than nine out of 10 did, saw the number of shares they owned increase by 10.2%. After the reduction in the quarterly per-share dividend, dividend income received by shareholders rose 1.9% in the first quarter of 1999 from the prior quarter's level because they owned more shares.

American Mutual Fund's fiscal year began shortly after the stock market hit its low point last year, and the fund's returns reflect the strong rebound. Looking back 12 months from April 30 to include both last summer's brief but sharp slide in stock prices as well as the recovery offers a better perspective. During that time, the fund had a total return of 12.6% (virtually the same return as for the past six months but over twice as long a period). This return was also slightly below the fund's lifetime average annual compound return of 13.5%.

Although American Mutual Fund's results were solid, they did not keep pace with Standard & Poor's 500 Stock Composite Index, which rose 22.3%. The major market indexes' continued uptrend has been impressive, but the strength is coming from fewer and fewer stocks. Once again, a handful of large companies accounted for the majority of the gain in the S&P 500.

A BALANCE OF OBJECTIVES

Unlike the unmanaged S&P 500, American Mutual Fund strives to balance capital appreciation with current income and conservation of principal. To meet its objective of providing above-average current income, all of American Mutual Fund's stocks must pay dividends. Many S&P 500 stocks that had large gains during the six-month period pay no dividends and thus cannot be owned by the fund. The 10 S&P 500 stocks with the greatest gains during the period had a combined yield of less than 0.5%. Over time, dividends do matter. During the last 20 years, a period of low yields, reinvested dividends accounted for more than half of the S&P 500's total return.

Mergers and acquisitions once again helped boost American Mutual Fund's return. Several of the fund's holdings have merged or were in the process of being acquired as of this writing. SBC Communications announced plans to buy Ameritech, the fund's largest equity holding. Ameritech's stock rose 27% in the period. The deal is awaiting regulatory approval. Amoco, the fund's third-largest stock holding six months ago, was acquired by British Petroleum. The combined firm of BP Amoco then announced its intention to acquire Atlantic Richfield, whose stock rose 22% during the six months.

When major market indexes make extraordinary strides, as they have in recent years, it is tempting to believe the good news will continue unabated. However, as we saw during the brief downturn last year, the market moves in fits and starts, not steadily upward. One of American Mutual Fund's goals is to help you keep what you gain through the ups and downs of normal market cycles. A key element of our strategy is holding a large cash position when stocks are highly valued. Accordingly, the fund held 25% of its assets in bonds, notes, cash and equivalents at midyear as a protection against a possible downturn, as a reserve for future opportunities and to help meet its income objective.

We will continue to do our best to increase the value of your holdings without assuming undue risk while providing above-average current income. We look forward to reporting to you again in six months.

Cordially,

/s/James. K. Dunton      /s/Robert G. O'Donnell
James K. Dunton          Robert G. O'Donnell
Chairman of the Board    President


June 11, 1999

American Mutual Fund, Inc.
Investment Portfolio, April 30, 1999  (Unaudited)

Largest Industry Holdings
[begin pie chart]

Banking                                                    11.3%
Telecommunications                                          8.29%
Utilities: Electric and Gas                                 5.92%
Energy Sources                                              4.55%
Chemicals                                                   4.31%
Other Industries                                           40.76%
Bonds, Notes, Cash and
 Equivalents                                               25.04%
[end chart]

Largest Individual Holdings
                                                            Percent of
                                                                Assets

Ameritech                                                         2.60%
IBM                                                                2.04
Bank of America                                                    1.76
GTE                                                                1.57
Household International                                            1.49
Sprint FON                                                         1.48
J.C. Penney                                                        1.47
Browning-Ferris Industries                                         1.27
First Union                                                        1.18
Monsanto                                                           1.16




                                                                           Market    Percent
                                                                            Value     Of Net
Equity Securitites (Common and Preferred Stocks)                Shares (Millions)     Assets
--------------------------------------------                  --------   --------   --------
Energy
Energy Sources - 4.55%
Ashland Inc.                                                  1,850,000    $78.162       .71%
Atlantic Richfield Co.                                          645,000     54.140        .49
Kerr-McGee Corp.                                              1,100,000     46.612        .42
PennzEnergy Co. (formerly Pennzoil Co.)                          82,800      1.071        .01
Phillips Petroleum Co.                                        2,300,000    116.437       1.05
Royal Dutch Petroleum Co. (New York                           1,800,000    105.638        .95
Registered Shares)
Sunoco, Inc.                                                  1,100,000     39.325        .36
Texaco Inc.                                                     450,000     28.238        .25
Ultramar Diamond Shamrock Corp.                               1,500,000     34.594        .31

Utilities:  Electric & Gas - 5.92%
Ameren Corp.                                                    300,000     11.606        .10
American Electric Power Co., Inc.                               575,000     23.827        .21
Carolina Power & Light Co.                                      900,000     36.281        .33
Central and South West Corp.                                  4,275,000    106.073        .96
Consolidated Edison, Inc.                                     1,085,700     49.331        .45
Duke Energy Corp.                                             1,925,000    107.800        .97
FPL Group, Inc.                                                 700,000     39.463        .36
GPU, Inc.                                                       800,000     30.500        .28
New Century Energies, Inc.                                    2,700,000     94.500        .85
Southern Co.                                                  4,200,000    113.663       1.03
TECO Energy, Inc.                                             2,000,000     42.625        .38
                                                                       ---------- ----------
                                                                         1,159.886      10.47
                                                                       ---------- ----------

Materials
Chemicals - 4.31%
Air Products and Chemicals, Inc.                                400,000     18.800        .17
E.I. du Pont de Nemours and Co.                               1,650,000    116.531       1.05
International Flavors & Fragrances Inc.                         900,000     35.550        .32
Mallinckrodt Inc.                                             1,800,000     63.112        .57
Monsanto Co.                                                  2,842,700    128.632       1.16
PPG Industries, Inc.                                            570,900     37.073        .34
Praxair, Inc.                                                 1,500,000     77.625        .70
Forest Products & Paper - 3.30%
Fort James Corp.                                              2,658,800    101.034        .91
Georgia-Pacific Corp., Georgia-Pacific Group                    525,000     48.563
Georgia-Pacific Corp., Timber Group                             725,000     18.669        .61
International Paper Co.                                         300,000     15.994        .14
Union Camp Corp.                                                500,000     39.688        .36
Westvaco Corp.                                                3,400,000    101.575        .92
Weyerhaeuser Co.                                                600,000     40.275        .36
Metals: Nonferrous -  0.34%
Alcoa Inc. (formerly Aluminum Co. of America)                   600,000     37.350        .34
                                                                       ---------- ----------
                                                                           880.471       7.95
                                                                       ---------- ----------

Capital Equipment
Aerospace & Military Technology - 1.76%
Boeing Co.                                                      957,100     38.882        .35
Raytheon Co., Class A                                           140,600      9.728
Raytheon Co., Class B                                         1,675,000    117.669       1.15
United Technologies Corp.                                       200,000     28.975        .26
Data Processing & Reproduction -  3.34%
Hewlett-Packard Co.                                             550,000     43.381        .39
International Business Machines Corp.                         1,080,000    225.922       2.04
Xerox Corp.                                                   1,714,400    100.721        .91
Electrical & Electronic -  0.66%
Emerson Electric Co.                                            600,000     38.700        .35
Hubbell Inc., Class B                                           720,000     34.425        .31
Electronic Components -  0.96%
Motorola, Inc.                                                  555,800     44.533        .40
Thomas & Betts Corp.                                          1,467,500     61.635        .56
Industrial Components - 1.87%
Dana Corp.                                                      700,000     32.987        .30
Eaton Corp.                                                     500,000     45.844        .41
Federal-Mogul Corp.                                             350,000     15.356
Federal-Mogul Corp. 7.00% convertible preferred                 500,000     27.438        .39
Genuine Parts Co.                                             1,625,000     48.750        .44
Goodyear Tire & Rubber Co.                                      200,000     11.438        .10
TRW Inc.                                                        600,000     25.163        .23
Machinery & Engineering -  1.11%
Briggs & Stratton Corp.                                         629,100     41.481        .37
Caterpillar Inc.                                                400,000     25.750        .23
Deere & Co.                                                   1,300,000     55.900        .51
                                                                       ---------- ----------
                                                                         1,074.678       9.70
                                                                       ---------- ----------

Consumer Goods
Automobiles -  0.96%
General Motors Corp.                                          1,200,000    106.725        .96
Beverages - 0.73%
PepsiCo, Inc.                                                 2,200,000     81.263        .73
Food & Household Products -  1.43%
Bestfoods                                                       370,000     18.569        .17
Colgate-Palmolive Co.                                           350,000     35.853        .32
ConAgra, Inc.                                                   400,000      9.950        .09
General Mills, Inc.                                             900,000     65.813        .60
Sara Lee Corp.                                                1,250,000     27.812        .25
Health & Personal Care-  3.90%
Bristol-Myers Squibb Co.                                      2,000,000    127.125       1.15
Eli Lilly and Co.                                               800,000     58.900        .53
Johnson & Johnson                                               400,000     39.000        .35
Kimberly-Clark Corp.                                            400,000     24.525        .22
Merck & Co., Inc.                                               400,000     28.100        .25
Pfizer Inc                                                      400,000     46.025        .42
Pharmacia & Upjohn, Inc.                                        647,500     36.260        .33
Schering-Plough Corp.                                           500,000     24.156        .22
Warner-Lambert Co.                                              700,000     47.556        .43
Recreation, Other Consumer Products -  0.74%
Pennzoil-Quaker State Co.                                     1,250,000     16.172        .15
Stanley Works                                                 2,150,000     65.441        .59
Textiles & Apparel - 0.94%
NIKE, Inc., Class B                                             850,000     52.859        .48
VF Corp.                                                      1,000,000     51.500        .46
                                                                       ---------- ----------
                                                                           963.604       8.70
                                                                       ---------- ----------

Services
Broadcasting & Publishing - 0.46%
Gannett Co., Inc.                                               725,900     51.403        .46
Business & Public Services - 1.84%
Browning-Ferris Industries, Inc.                              3,545,000    141.357       1.27
Electronic Data Systems Corp.                                   250,000     13.438        .12
Waste Management, Inc.                                          875,000     49.438        .45
Merchandising - 2.98%
Albertson's, Inc.                                             1,200,000     61.800        .56
American Stores Co.                                             440,000     13.888        .12
J.C. Penney Co., Inc.                                         3,579,100    163.296       1.47
May Department Stores Co.                                     1,723,650     68.623        .62
Wal-Mart Stores Inc.                                            500,000     23.000        .21
Telecommunications - 8.29%
Ameritech Corp.                                               4,215,800    288.519       2.60
AT&T Corp.                                                    2,144,800    108.312        .98
GTE Corp.                                                     2,590,000    173.368       1.57
SBC Communications Inc.                                       1,250,000     70.000        .63
Sprint FON Group                                              1,601,300    164.233       1.48
U S WEST, Inc.                                                2,180,100    114.046       1.03
Transportation: Rail & Road - 1.15%
Norfolk Southern Corp.                                        3,890,000    127.154       1.15
                                                                       ---------- ----------
                                                                         1,631.875      14.72
                                                                       ---------- ----------

Finance
Banking - 11.13%
AmSouth Bancorporation                                        1,972,000     93.793        .85
Bankers Trust Corp.                                             645,000     58.090        .52
Bank of America Corp.                                         2,700,000    194.400       1.76
Bank of New York Co., Inc.                                      750,000     30.000        .27
BANK ONE CORP.                                                1,570,000     92.630        .84
Chase Manhattan Corp.                                         1,000,000     82.750        .75
Comerica Inc.                                                   600,000     39.037        .35
First Security Corp.                                          2,750,000     52.250        .47
First Union Corp.                                             2,367,000    131.073       1.18
Fleet Financial Group, Inc.                                     500,000     21.531        .19
Huntington Bancshares Inc.                                    2,000,000     70.875        .64
J.P. Morgan & Co. Inc.                                          250,000     33.688        .31
KeyCorp                                                       1,800,000     55.687        .50
SunTrust Banks, Inc.                                          1,168,000     83.512        .75
U.S. Bancorp                                                  1,000,000     37.063        .34
Wachovia Corp.                                                1,000,000     87.875        .79
Wells Fargo & Co.                                             1,600,000     69.100        .62
Financial Services - 2.39%
Associates First Capital Corp., Class A                         393,336     17.430        .16
Fannie Mae                                                       50,000      3.547        .03
Household International, Inc.                                 3,300,000    166.031       1.49
Transamerica Corp.                                            1,100,000     78.375        .71
Insurance - 3.55%
Allstate Corp.                                                1,600,000     58.200        .53
American General Corp.                                        1,010,000     74.740        .67
Aon Corp.                                                       827,000     56.650        .51
Jefferson-Pilot Corp.                                           800,000     53.900        .49
Lincoln National Corp.                                          550,000     52.834        .48
SAFECO Corp.                                                    900,000     35.775        .32
St. Paul Companies, Inc.                                      2,122,100     60.878        .55
Real Estate - 0.31%
Equity Residential Properties Trust                             750,000     34.687        .31
                                                                       ---------- ----------
                                                                         1,926.401      17.38
                                                                       ---------- ----------

Multi-Industry & Miscellaneous
Multi-Industry - 1.87%
AlliedSignal Inc.                                             1,300,000     76.375        .69
Harsco Corp.                                                  2,025,000     66.445        .60
Textron Inc.                                                    700,000     64.488        .58

Miscellaneous - 4.17%
Other equity securities in                                                 462.393       4.17
 initial period of acquisition
                                                                       ---------- ----------
                                                                           669.701       6.04
                                                                       ---------- ----------
TOTAL EQUITY SECURITES                                                   8,306.616      74.96
(cost $5,335.181 million)
                                                                       ---------- ----------

                                                             Principal
Bonds & Notes                                                   Amount
--------------------------------------------                  --------   --------   --------
Corporate -  0.11%
J.C. Penney Co., Inc. 9.05% 2001                            $12,000,000     12.601        .11

Federal Agency - 0.90%
SLM Holding Corp. 4.705%-4.947% 1999                        100,000,000     99.990        .90

U.S. Treasury Obligations - 5.31%
3.875% January 2009 (2)                                     100,000,000    100.270        .91
12.375% May 2004                                             50,000,000     65.289        .59
7.75% February 2001                                          56,000,000     58.502        .53
5.625% November 2000                                         90,000,000     90.745        .82
6.25% August 2000                                            90,000,000     91.378        .82
6.375% May 2000                                              90,000,000     91.265        .82
5.625% November 1999                                         90,000,000     90.408        .82
                                                                       ---------- ----------
TOTAL BONDS & NOTES (cost: $702.604 million)                               700.448       6.32
                                                                       ---------- ----------
TOTAL INVESTMENT SECURITIES                                              9,007.064      81.28
(cost: $6,037.785 million)
                                                                       ---------- ----------



                                                             Principal     Market    Percent
                                                                Amount      Value     Of Net
Short-Term Securities                                                  (Millions)     Assets
--------------------------------------------                  --------   --------   --------

Corporate Short-Term Notes -  14.80%
A.I. Credit Corp. 4.76%-4.81%                               $75,000,000    $74.764        .67
due 5/6-6/22/1999
American Express Credit Corp. 4.78%                          80,000,000     79.184        .71
due 7/14-7/20/1999
American Home Products Corp.                                 74,400,000     74.176        .67
4.78%-4.86% due 5/4-7/6/1999 (3)
Archer Daniels Midland Co.                                   76,200,000     75.830        .68
4.77%-4.83% due 5/20-7/21/1999
Associates First Capital Corp.                               76,900,000     76.157        .69
4.77%-4.81% due 5/24-7/20/1999
Atlantic Richfield Co. 4.82%-4.84%                           52,200,000     51.988        .47
due 5/7-6/25/1999 (3)
AT&T Corp. 4.81% due 5/14-5/19/1999                          75,000,000     74.825        .68
Coca-Cola Co. 4.76%-4.82%                                    76,900,000     76.510        .69
due 6/4-6/14/1999
Commercial Credit Co. 4.81%4.84%                             77,000,000     76.924        .69
due 5/3-5/10/1999
Eastman Kodak Co. 4.78%-4.82%                                69,000,000     68.689        .62
due 5/11-7/19/1999
E.I. du Pont de Nemours and Co.                              57,100,000     56.982        .51
4.78%-4.80% due 5/11-6/2/1999
Emerson Electric Co. 4.75%-4.81%                             65,500,000     65.347        .59
due 5/6-5/28/1999
Ford Motor Credit Co. 4.80%-4.83%                            75,000,000     74.684        .67
due 5/13-7/8/1999
Gannett Co., Inc. 4.78%-4.80%                                61,300,000     61.167        .55
due 5/12-5/24/1999 (3)
Halliburton Co. 4.80%-4.85%                                  60,460,000     60.201        .54
due 5/7-7/6/1999
Household Finance Corp. 4.77%-4.83%                          75,000,000     74.712        .67
due 5/24-6/7/1999
IBM Credit Corp. 4.77%-4.82%                                 63,500,000     63.352        .57
due 5/3-5/27/1999
Johnson & Johnson 4.72%-4.82%                                80,900,000     80.737        .73
due 5/7-5/20/1999 (3)
Lucent Technologies Inc. 4.80%                               65,600,000     65.307        .59
due 6/2-6/4/1999
Motorola, Inc. 4.80% due 5/28-7/1/1999                       61,800,000     61.447        .56
Procter & Gamble Co. 4.75%-4.82%                             78,400,000     78.157        .71
due 5/5-6/10/1999
Sara Lee Corp. 4.75%-4.81%                                   65,000,000     64.910        .59
due 5/4-5/21/1999
Texaco Inc. 4.77%-4.79% due 5/25-6/1/1999                    49,400,000     49.222        .45
Warner-Lambert Co. 4.78%-4.81%                               55,500,000     55.252        .50
due 5/17-6/10/1999 (3)


Federal Agency Discount Notes -  4.20%
Fannie Mae 4.70%-4.785% due 5/4-7/13/1999                   131,000,000    130.373       1.18
Federal Home Loan Banks 4.67%-4.74%                         165,860,000    165.149       1.49
due 5/5-6/18/1999
Freddie Mac 4.70%-4.785% due 5/4-9/3/1999                   171,806,000    170.126       1.53
                                                                       ---------- ----------
TOTAL SHORT-TERM SECURITIES                                              2,106.172      19.00
(cost $2,106.185 million)
Excess of payables over cash and receivables                                31.531       0.28
                                                                       ---------- ----------
TOTAL SHORT-TERM SECURITIES, CASH
 AND RECEIVABLES, NET OF PAYABLES                                        2,074.641      18.72
                                                                       ---------- ----------
NET ASSETS                                                              11,081.705    100.00%
                                                                       ========== ==========
 (1) Coupon rate may change periodically.

 (2)  Index-linked bond whose principal
   amount moves with a government retail
   price index.

 (3)  Purchased in a private placement
    transaction; resale to the public may
    require registration or sale only to
    qualified institutional buyers.


See Notes to Financial Statements


EQUITY SECURITIES APPEARING
IN THE PORTFOLIO since October 31, 1998

Eaton
Eli Lilly
Equity Residential Properties Trust
GPU
International Flavors & Fragrances
Pennzoil-State
SAFECO
Sara Lee
Sunoco
TECO Energy
Thomas & Betts

EQUITY SECURITIES ELIMINATED
FROM THE PORTFOLIO since October 31, 1998


Amoco
Chrysler
Dow Chemical
Firstar
Ford Motor
Lucent Technologies
Marsh & McLennan
McDonald's
Morton International
PNC Bank
Schlumberger
Sundstrand
Union Pacific


American Mutual Fund  Financial Statements
-----------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                        (dollars in
at April 30, 1999 (unaudited)                                                millions)
-----------------------------------------------------------------------------------------
Assets:
Investment securities at market
 (cost: $6,037.785)                                                         $9,007.064
Short-term securities
 (cost: $2,106.185)                                                          2,106.172
Cash                                                                              .115
Receivables for-
 Sales of investments                                          $49.167
 Sales of fund's shares                                          6.389
 Dividends and interest                                         26.920          82.476
                                                        ---------------------------------
                                                                            11,195.827
Liabilities:
Payables for-
 Purchases of investments                                       74.499
 Repurchases of fund's shares                                   32.757
 Management services                                             2.542
 Other expenses                                                  4.324         114.122
                                                        ---------------------------------
Net Assets at April 30, 1999
 Equivalent to $31.55 per share on
 351,284,183 shares of $1 par value
 capital stock outstanding (authorized
 capital stock--500,000,000 shares)                                        $11,081.705
                                                                       =================

-----------------------------------------------------------------------------------------
Statement of Operations                                                    (dollars in
for the six months ended April 30, 1999                                      millions)
-----------------------------------------------------------------------------------------
Investment Income:
Income:
 Dividends                                                  $   92.029
 Interest                                                       71.616        $163.645
                                                        -----------------
Expenses:
 Management services fee                                        14.626
 Distribution expenses                                          11.643
 Transfer agent fee                                              2.492
 Reports to shareholders                                          .047
 Registration statement and
  prospectus                                                      .308
 Postage, stationery and supplies                                 .578
 Directors' fees                                                  .107
 Auditing and legal fees                                          .049
 Custodian fee                                                    .084
 Taxes other than federal income tax                              .097
 Other expenses                                                   .162          30.193
                                                        -------------------------------
 Net investment income                                                         133.452
                                                                       -----------------
Realized Gain and Unrealized
 Depreciation on Investments:
 Net realized gain                                                           1,232.626
 Net change in unrealized appreciation on
  investments:
  Beginning of period                                        3,047.801
  End of period                                              2,969.266         (78.535)
                                                        -------------------------------
  Net realized gain and unrealized
   depreciation on investments                                               1,154.091
                                                                       ---------------
Net Increase in Net Assets Resulting
 from Operations                                                            $1,287.543
                                                                       ================


---------------------------------------------------------------------------------------
Statement of Changes in Net Assets                                         (dollars in
                                                                             millions)
-----------------------------------------------------------------------------------------
                                                            Six Months      Year ended
                                                        ended April 30,    October 31,
                                                                 1999*             1998
                                                        -------------------------------
Operations:
Net investment income                                      $   133.452     $   275.053
Net realized gain on investments                             1,232.626       1,003.521
Net increase (decrease) in unrealized appreciation
 on investments                                                (78.535)        115.593
                                                        --------------------------------
 Net increase in net assets
  resulting from operations                                  1,287.543       1,394.167
                                                        -------------------------------
Dividends and Distributions
 Paid to Shareholders:
Dividends from net investment income                          (130.629)       (260.046)
Distributions from net realized
 gain on investments                                          (957.004)       (769.233)
                                                        --------------------------------
 Total dividends and distributions                          (1,087.633)     (1,029.279)
                                                        --------------------------------
Capital Share Transactions:
Proceeds from shares sold:
 14,721,426 and 28,085,473
 shares, respectively                                          441.586         855.659
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 34,478,646 and 31,459,296
 shares, respectively                                          992.577         928.317
Cost of shares repurchased:
 25,526,758 and 42,580,163
 shares, respectively                                         (767.732)     (1,295.650)
                                                        -------------------------------
 Net increase in net assets
  resulting from capital share
  transactions                                                 666.431         488.326
                                                        ---------------------------------
Total Increase in Net Assets                                   866.341         853.214

Net Assets:
Beginning of period                                         10,215.364       9,362.150
                                                        --------------------------------
End of period (including undistributed
 net investment income: $70.946
 and $68.123, respectively)                                $11,081.705     $10,215.364
                                                        ================================

*Unaudited

 See Notes to Financial Statements

                      AMERICAN MUTUAL FUND
                   NOTES TO FINANCIAL STATEMENTS

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - American Mutual Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

    SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

    SECURITY VALUATION - Equity securities are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

    SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on a specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts on securities purchased are amortized daily over the expected life of the security. The fund does not amortize premiums on securities purchased.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.  FEDERAL INCOME TAXATION

    The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund.

  As of April 30, 1999, net unrealized appreciation on investments for federal income tax purposes aggregated $2,970,015,000, of which $3,086,073,000 related to appreciated securities and $116,058,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the six months ended April 30, 1999. The cost of portfolio securities for federal income tax purposes was $8,143,221,000 at April 30, 1999.

3.  FEES AND TRANSACTIONS WITH RELATED PARTIES

    INVESTMENT ADVISORY FEE - The fee of $14,626,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service provides for monthly fees, accrued daily, based on an annual rate of 0.384% of the first $1 billion of average net assets; 0.33% of such assets in excess of $1 billion but not exceeding $2 billion; 0.294% of such assets in excess of $2 billion but not exceeding $3 billion; 0.27% of such assets in excess of $3 billion but not exceeding $5 billion; 0.252% of such assets in excess of $5 billion but not exceeding $8 billion; and 0.24% of such assets in excess of $8 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended April 30, 1999, distribution expenses under the Plan were $11,643,000.
As of April 30, 1999, accrued and unpaid distribution expenses were $3,710,000.

American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,577,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

    TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $2,492,000.

    DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of April 30, 1999, aggregate amounts deferred and earnings thereon since the deferred compensation plan's adoption (1993), net of any payments to Directors, were $639,000.

  CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4.  INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

    The fund made purchases and sales of investment securities, excluding short-term securities, of $2,237,088,000 and $2,452,874,000 respectively, during the six months ended April 30, 1999.

    As of April 30, 1999, accumulated undistributed net realized gain on investments was $1,204,624,000 and additional paid-in capital was $6,485,585,000.

    Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $84,000 includes $6,000 that was paid by these credits rather than in cash.


American Mutual Fund
Per-Share Data and Ratios          Six months Year ended October 31
                                        ended
                                    April 30,    -------    ------- ------- ------- -------
                                     1999 (1)       1998       1997    1996    1995    1994
                                      -------    -------    ------- ------- ------- -------
Net Asset Value, Beginning of
 Period                                $31.18     $30.14     $26.54    24.17 $21.60  $23.21
                                      -------    -------    ------- ------- ------- -------
 Income from Investment Operations:
  Net investment income                   .38        .84        .83     .84     .87     .88
  Net gains or losses on securities
  (both realized and unrealized)         3.31       3.48       5.19     3.52   3.41    (.54)
                                      -------    -------    ------- ------- ------- -------
   Total from investment operations      3.69       4.32       6.02    4.36    4.28     .34
                                      -------    -------    ------- ------- ------- -------
 Less Distributions:
  Dividends (from net investment in      (.39)      (.80)      (.81)   (.84)   (.84)   (.84)
  Distributions (from capital gains     (2.93)     (2.48)     (1.61)  (1.15)   (.87)  (1.11)
                                      -------    -------    ------- ------- ------- -------
   Total distributions                  (3.32)     (3.28)     (2.42)  (1.99)  (1.71)  (1.95)
                                      -------    -------    ------- ------- ------- -------
Net Asset Value, End of Period         $31.55     $31.18     $30.14  $26.54  $24.17  $21.60
                                      =======    =======    ======= ======= ======= =======

Total Return (2)                        12.91%    15.15%     24.19%  18.89%  21.25%    1.75%


Ratios/Supplemental Data:
Net assets, end of period (in
 millions)                            $11,082    $10,215     $9,362  $7,759  $6,552   $5,397
Ratio of expenses to average
 net assets                          .29% (3)        .56%      .58%    .59%    .59%     .60%
Ratio of net income to average
 net assets                         1.27% (3)       2.75%     2.95%   3.36%   3.92%    4.07%
Portfolio turnover rate            26.63% (3)     28.97%     19.16%  24.21%  23.31%   18.46%


(1) Unaudited

(2) Excludes maximum sales charge of
 5.75%.

(3) Based on operations for the
 period shown and, accordingly, not
 representative of a full year.

[THE AMERICAN FUNDS GROUP(R)]

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1999, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

Printed on recycled paper
Litho in USA SM/GRS/3976
Lit. No. AMF-013-0699